UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 24, 2007

AMERICAN MORTGAGE ACCEPTANCE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380

(Commission File Number)	(IRS Employer Identification)
625 Madison Avenue
New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

(212) 317-5700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 24, 2007, American Mortgage Acceptance Company, a Massachusetts business trust (the “Registrant”), entered into an Underwriting Agreement (the “Underwriting Agreement”), with Sterne, Agee & Leach, Inc., as the representative of the underwriters named therein (collectively, the “Underwriters”), with respect to the offering by the Registrant (the “Preferred Share Offering”) of 680,000 7.25% Series A Cumulative Convertible Preferred Shares (the “Series A Preferred Shares”).  The Registrant granted the Underwriters an option to purchase up to an additional 60,000 Series A Preferred Shares to cover over-allotments, if any.  The Underwriters may exercise the option at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Underwriting Agreement.  The Underwriting Agreement contains customary representations, warranties and agreements of the Registrant and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The Series A Preferred Shares were registered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-87440), as amended and supplemented by a prospectus supplement dated July 24, 2007. The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

On July 25, 2007, the Registrant issued a press release announcing the pricing of the Preferred Share Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

 On July 26, 2007, Riemer & Braunstein LLP delivered its legality opinion with respect to the Series A Preferred Shares.  A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of businesses acquired.

Not applicable.

(b)           Pro forma financial information.

Not applicable.

(c)           Shell company transactions.

Not applicable.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of July 24, 2007, between the Registrant and Sterne, Agee & Leach, Inc., as the representative of the underwriters listed therein.

5.1	Opinion of Riemer & Braunstein LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Riemer & Braunstein LLP (included in the opinion filed as Exhibit 5.1).

99.1	Press Release dated July 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Mortgage Acceptance Company
(Registrant)

Dated: July 26, 2007	BY:	/s/ Robert L. Levy
Robert L. Levy
Chief Financial Officer